UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K previously filed by Dell Technologies Inc. (the “Company”) on November 15, 2018 (the “Prior Form 8-K”). This Amendment is for the sole purpose of filing the exhibits referenced below, and all of the disclosure in the Prior Form 8-K remains unchanged.

Item 1.01	Entry into a Material Definitive Agreement.

Commitment Letter for Debt Financing

The description of the Commitment Letter (the “Commitment Letter”), dated November 14, 2018, among Dell, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc., Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC, Goldman Sachs Bank, USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Royal Bank of Canada and RBC Capital Markets, UBS AG, Stamford Branch, and UBS Securities set forth in the Prior Form 8-K is incorporated by reference into this Amendment. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference into this Amendment.

Investor Voting and Support Agreements

The description of the Voting and Support Agreements (the “Investor Voting and Support Agreements”), dated November 14, 2018, between the Company and each of Elliott Associates L.P., Elliott International L.P. , Dodge & Cox, Mason Capital Master Fund, LP and Canyon Capital Advisors, LLC set forth in the Prior Form 8-K is incorporated by reference into this Amendment. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Investor Voting and Support Agreements, copies of which are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto and the terms of which are incorporated by reference into this Amendment.

Waiver by VMware

The description of the letter agreement (the “VMware Letter”), dated November 14, 2018, between the Company and VMware, Inc. set forth in the Prior Form 8-K is incorporated by reference into this Amendment. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the VMware Letter, a copy of which is filed as Exhibit 10.6 hereto and the terms of which are incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

10.1	Commitment Letter, dated November 14, 2018, among Dell, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse AG, Cayman Islands Branch, Credit Suisse Loan Funding LLC, Goldman Sachs Bank, USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Royal Bank of Canada, UBS Securities LLC and UBS AG, Stamford Branch.

10.2	Voting and Support Agreement, dated as of November 14, 2018, among Dell Technologies Inc., Elliott Associates L.P. and Elliott International L.P.

10.3	Voting and Support Agreement, dated as of November 14, 2018, among Dell Technologies Inc. and Dodge & Cox.

10.4	Voting and Support Agreement, dated as of November 14, 2018, among Dell Technologies Inc. and Mason Capital Master Fund, LP.

10.5	Voting and Support Agreement, dated as of November 14, 2018, among Dell Technologies Inc. and Canyon Capital Advisors, LLC

10.6	Waiver, dated as of November 14, 2018, among Dell Technologies Inc. and VMware, Inc.

No Offer or Solicitation

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger of a wholly-owned subsidiary of the Company with and into the Company, with the Company as the surviving entity, pursuant to which each share of Class V common stock of the Company will, at the election of the holder, convert into the right to receive shares of Class C common stock of the Company or cash, without interest, and each existing share of Class A common stock, Class B common stock and Class C common stock of the Company will be unaffected by the merger and remain outstanding. The proposed transaction requires the approval of a majority of the aggregate voting power of the outstanding shares of Class A common stock, Class B common stock and Class V common stock other than those held by affiliates of the Company, in each case, voting as a separate class, and all outstanding shares of common stock of the Company, voting together as a single class, and will be submitted to stockholders for their consideration. The Company has filed a registration statement on Form S-4 (File No. 333-226618). The registration statement was declared effective by the Securities and Exchange Commission (“SEC”) on October 19, 2018, and a definitive proxy statement/prospectus was mailed to each holder of Class A common stock, Class B common stock, Class C common stock and Class V common stock entitled to vote at the special meeting in connection with the proposed transaction on or about October 23, 2018. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may get these documents, when available, for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company’s website at http://investors.delltechnologies.com.

Participants in the Solicitation

The Company and its consolidated subsidiaries and their directors, executive officers and other members of their management and employees, and Silver Lake Technology Management, L.L.C. and its managing partners and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed merger and the other transactions contemplated by the merger agreement, including the exchange of shares of Class V common stock of the Company for shares of Class C common stock of the Company or cash. Information concerning persons who may be considered participants in such solicitation under the rules of the SEC, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the aforementioned proxy statement/prospectus that has been filed with the SEC.

Dell Technologies Inc. Disclosure Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to the Company or its management are intended to identify these forward-looking statements. All statements by the Company regarding its expected financial position, revenues, cash flows and other operating results, business strategy, legal proceedings, and similar matters are forward-looking statements. The expectations expressed or implied in these forward-looking statements may not turn out to be correct. The Company’s results could be materially different from its expectations because of various risks, including but not limited to: (i) the failure to consummate or delay in consummating the proposed transaction, including the failure to obtain the requisite stockholder approvals or the failure of VMware to pay the special dividend or any inability of the Company to pay the cash consideration to Class V holders; (ii) the risk as to the trading price of Class C common stock to be issued by the Company in the proposed transaction relative to the trading price of shares of Class V common stock and VMware, Inc. common stock; and (iii) the risks discussed in the “Risk Factors” section of the registration statement on Form S-4 (File No. 333-226618) that has been filed with the SEC and declared effective, as well as the Company’s periodic and current reports filed with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or expectations, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2018

Dell Technologies Inc.

By:	/s/ Janet Bawcom
Janet Bawcom
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)